Exhibit 99.4

LiveXLive Media and Slacker

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2017

	LiveXLive Media	Slacker	Pro Forma Adjustments	Notes	Pro Forma Combined (unaudited)
Current Assets
Cash and cash equivalents	$175,888	$1,196,509	$-		$(2,927,603)
			(2,500,000)	(1)
			(1,800,000)	(2)
Accounts receivable	90,787	3,585,172	-		3,675,959
Prepaid expense to related party	90,000	-	-		90,000
Prepaid expense	185,004	762,861	-		947,865
Total Current Assets	541,679	5,544,542	(4,300,000)		1,786,221
Other Assets
Fixed assets, net	126,164	509,993	-		636,157
Intangible assets	1,600,100	40,000	(40,000)	(3)	1,600,100
Goodwill	1,321,300	-	-		1,321,300
Cost in excess of acquired net assets from Slacker acquisition	-	-	50,037,399	(10)	50,037,399
Other assets	548,201	39,696	-		587,897
Total Assets	4,137,444	6,134,231	45,697,399		55,969,074

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,174,830	$15,341,793	$(244,102)	(4)	$17,272,521
Note payable / Bank debt	285,650	5,076,964	(1,800,000)	(2)	3,562,614
Due to producers / Deferred revenue	105,064	2,243,241	-		2,348,305
Note payable, shareholder	3,711,173	-	-		3,711,173
Unsecured convertible notes, net of discount	1,695,849	2,988,146	(2,988,146)	(5)	1,695,849
Notes and Other, Due to Related party	79,900	3,010	-		82,910
Total Current Liabilities	8,052,466	25,653,154	(5,032,248)		28,673,372

Preferred stock warrants	-	29,132	(29,132)	(6)	-
Total Liabilities	8,052,466	25,682,286	(5,061,380)	(9)	28,673,372

Commitments and contingencies
Convertible preferred stock, $0.0001 par value; 49,200,000 shares authorized; 40,928,424 shares issued and outstanding	-	80,616,291	(80,616,291)	(7)	-

Stockholders’ Equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized; no shares issued or outstanding	-	-	-		-
Common stock, $0.001 par value; 500,000,000 shares authorized; 36,039,547 shares issued and outstanding; 43,842,228 pro-forma shares issued and outstanding	36,040	-	7,803	(1)	43,843
Common stock, $0.0001 par value; 62,000,000 shares authorized; 559,772 shares issued and outstanding.	-	6,844	(6,844)	(7)	-
Additional paid in capital	31,262,014	48,869,486	31,202,921	(1)	62,464,935
			(48,869,486)	(7)
Common stock warrants	-	395,652	(395,652)	(7)	-
Retained earnings / (Accumulated deficit)	(35,213,076)	(149,436,328)	149,436,328	(8)	(35,213,076)
Total stockholders’ equity	(3,915,022)	(100,164,346)	131,375,070		27,295,702
Total Liabilities and Stockholders’ Equity	$4,137,444	$6,134,231	$45,697,399		$55,969,074

Notes:

(1)	$2.5 million in cash and $31.2 million in equity (7,802,681 shares of LiveXLive Media’s common stock) for the acquistion of Slacker (the “Merger”), net of certain liabilities per the Merger Agreement.
(2)	Slacker term loan outstanding balance is reduced at the time of the Merger.
(3)	Elimination of existing intangible assets held by Slacker at the time of the Merger.
(4)	Accrued interest due on notes that are the responsibility of Slacker.
(5)	Slacker unsecured convertible notes are paid in full at the time of the Merger.
(6)	Removal of Slacker preferred stock warrant liability per the Merger Agreement.
(7)	Elimination of equity of Slacker related to purchase of its shares by LiveXLive Media.
(8)	Elimination of Retained Earnings of Slacker related to purchase of its shares by LiveXLive Media.
(9)	LiveXLive Media is assuming net liabilities of $20.6 million as a result of the Merger Agreement.
(10)	Goodwill and intangible assets associated with the purchase of Slacker.

LiveXLive Media, Wantickets and Slacker

Unaudited Pro Forma Combined Statement of Operations

For the Six Months Ended September 30, 2017

	LiveXLive Media for the Six Months Ended September 30, 2017	Wantickets for the Three Months Ended June 30, 2017 (1)	Slacker for the Six Months Ended June 30, 2017 (7)	Pro Forma Adjustments	Notes	Pro Forma Combined (unaudited)
Revenue	$648,385	$109,777	$13,373,384	$-		$14,131,546

Cost of Revenue	150,549	13,022	9,782,261	-		9,945,832

Gross Profit	497,836	96,755	3,591,123	-		4,185,714

Operating expenses
Selling, general and administrative	6,041,238	283,664	3,428,909	163,429	(2)	10,067,240
				150,000	(3)
Research and product development	-	-	3,358,448	-		3,358,448
Related party expenses	180,000	-	-	-		180,000
Total operating expenses	6,221,238	283,664	6,787,357	313,429		13,605,688
Loss from operations	(5,723,402)	(186,909)	(3,196,234)	(313,429)		(9,419,974)

Other Income (Expense)
Interest expense	(1,393,784)	-	(565,642)	565,642	(4)	(1,393,784)
Total non-operating expenses	(1,393,784)	-	(565,642)	565,642		(1,393,784)

Net loss	(7,117,186)	(186,909)	(3,761,876)	252,213		(10,813,758)

Deemed dividend on convertible preferred stock	-	-	(1,961,711)	1,961,711	(5)	-

Net loss attributable to common shareholders	$(7,117,186)	$(186,909)	$(5,723,587)	$2,213,924		$(10,813,758)

Net loss per common share — basic and diluted	$(0.20)					$(0.22)

Weighted average common shares – basic and diluted	35,773,359				(6)	48,576,040

Notes:
(1)	Activity from April 1, 2017 to May 5, 2017 prior to the acquisition of certain assists of Wantickets.
(2)	Contractual increase to the base salary of certain executives of LiveXLive Media upon the closing of its public offering, consummated on December 27, 2017 (the “Public Offering”), in accordance with their respective employment agreements.
(3)	Transaction expenses related to the acquisition of Slacker.
(4)	Elimination of interest expenses on bank debt and promissory notes that are retired at the time of the acquistion of Slacker.
(5)	Elimination of charges related to Slacker equity.
(6)	Includes 5,000,000 shares of common stock sold in the Public Offering.
(7)

In preparing the unaudited pro forma combined statement of operations of LiveXLive Media for the six months ended September 30, 2017, the statement of operations for the six months ended September 30, 2017 for LiveXLive Media was combined with Wantickets for the period from April 1, 2017 to May 5, 2017 (the date of the acquisition), and the statement of operations for the six months ended June 30, 2017 for Slacker.

LiveXLive Media, Wantickets and Slacker

Unaudited Pro Forma Combined Statement of Operations

For the Twelve Months Ended March 31, 2017

	LiveXLive Media for the Twelve Months Ended March 31, 2017	Wantickets for the Twelve Months Ended March 31, 2017	Slacker for the Twelve Months Ended December 31, 2016	Pro Forma Adjustments	Notes	Pro Forma Combined (unaudited)
Revenue	$225,000	$3,747,000	$36,682,207	$-		$40,654,207

Cost of Revenue	-	1,147,000	26,978,908	-		28,125,908

Gross Profit	225,000	2,600,000	9,703,299	-		12,528,299

Operating expenses
Selling, general and administrative	5,349,801	4,130,000	6,888,339	440,000	(1)	16,958,140
				150,000	(2)
Research and product development	-	-	7,894,270	-		7,894,270
Related party expenses	360,000	-	-	-		360,000
Total operating expenses	5,709,801	4,130,000	14,782,609	590,000		25,212,410
Loss from operations	(5,484,801)	(1,530,000)	(5,079,310)	(590,000)		(12,684,111)

Other Income (Expense)
Interest expense	(512,152)	-	(1,508,498)	1,508,498	(3)	(512,152)
Other income, net	(8,252,766)	15,000	1,044			(8,236,722)
Total non-operating expenses	(8,764,918)	15,000	(1,507,454)	1,508,498		(8,748,874)

Net loss	(14,249,719)	(1,515,000)	(6,586,764)	918,498		(21,432,985)

Deemed dividend on convertible preferred stock	-	-	(3,960,598)	3,960,598	(4)	-

Net loss attributable to common shareholders	$(14,249,719)	$(1,515,000)	$(10,547,362)	$4,879,096		$(21,432,985)

Net loss per common share — basic and diluted	$(0.44)					$(0.47)

Weighted average common shares – basic and diluted	32,532,069				(5)	45,334,750

Notes:
(1)	Contractual increase to the base salary of certain executives of LiveXLive Media upon the closing of its public offering, consummated on December 27, 2017 (the “Public Offering”), in accordance with their respective employment agreements.
(2)	Transaction expenses related to the acquisition of Slacker.
(3)	Elimination of interest expenses on bank debt and promissory notes that are retired at the time of the acquisition of Slacker.
(4)	Elimination of charges related to Slacker equity.
(5)	Includes 5,000,000 shares of common stock sold in the Public Offering.

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